CERTIFICATION OF CEO AND CFO PER SECTION 906

                                                                    Exhibit 32

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Empire Energy Corporation International (the "Company") on Form 10-QSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Malcolm Bendall, Chief Executive Officer and Chief Financial officer of the Company, certify, pursuant to and solely for the purpose of 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or

          15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or

          78o(d)); and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 19, 2005

By: /s/ Malcolm Bendall

      -------------------------

      Malcolm Bendall

      Chief Executive Officer

      Chief Financial Officer